SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(D) OF
              THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 1999

                     Pocahontas Bancorp, Inc.
         ________________________________________________
        (Exact Name of Registrant as Specified in Charter)

           Delaware                    0-23969                71-0806097
 ___________________________    ______________________     _________________
(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                   Identification No.)

203 West Broadway, Pocahontas, Arkansas                       72455
______________________________________________________________________________
(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:    (870) 892-4595
                                                       ______________


                           Not Applicable
  _____________________________________________________________
  (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.
         _______________

     On March 2, 1999, Pocahontas Bancorp, Inc. (the "Registrant") announced the retirement of Skip Martin, President and Chief Executive Officer, effective April 30, 1999. Mr. Martin will continue to serve on the Board of Directors of the Registrant and its savings association subsidiary, Pocahontas Federal Savings and Loan Association (the "Bank"). The Board of Directors appointed James A. Edington, currently Executive Vice President of the Company, to succeed Mr. Martin as President and Chief Executive Officer.

     In connection with Mr. Martin's retirement, the Company, the Bank and Mr. Martin entered into an Employment Separation Agreement and Release (the "Agreement"). The Agreement provides, among other things, for the Company to fund on behalf of Mr. Martin a rabbi trust in the amount of $2.75 million and for the payment out of such trust of no less than $120,000 annually. The Agreement provides that Mr. Martin will be entitled to an additional payout equal to 20% of the amount then remaining in the rabbi trust should there be a change in control of the Company or the Bank on or before April 30, 2003. The Agreement also provides that certain vested unexercised incentive stock options will be retained by Mr. Martin and will be exercisable for three years following termination of his employment (provided that options exercised more than three months after termination will not be treated as incentive stock options).

     Pursuant to the Agreement, Mr. Martin forfeits all shares of restricted stock awarded to him under the Company's current Recognition and Retention Plan and foregoes any additional benefits accruals or contributions under the Company's Restated Supplemental Executive Retirement Agreement. Pursuant to the Agreement, Mr. Martin's employment agreement will be terminated (except for certain specified provisions) and no further payouts under the Employment Agreement will be due to him.

     The Company has estimated that the provisions of the Agreement will result in an approximate $1.8 million charge to the earnings of the Company, or $.30 per share, which the Company anticipates will be reflected in the Company's earnings for the quarter ending March 31, 1999.

     The foregoing discussion is qualified in its entirety by the Agreement, a full copy of which is included as Exhibit 99.2 to this report.

     For further information, see the Registrant's press release dated March 2, 1999, which is included as Exhibit 99.1 to this report.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ____________________________________________________________________

     The following Exhibits are filed as part of this report:

     Exhibit 99.1 Press Release of Pocahontas Bancorp, Inc. dated March 2, 1999

     Exhibit 99.2 Employment Separation Agreement and Release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                        POCAHONTAS BANCORP, INC.

DATE: March 2, 1999                                /s/ James A. Edington
                                                   _____________________________
                                               By: James A. Edington
                                                   Executive Vice President

EXHIBIT INDEX

     The following Exhibits are filed as part of this report:

     Exhibit 99.1 Press Release of Pocahontas Bancorp, Inc.

     Exhibit 99.2 Employment Separation Agreement and Release

                                  EXHIBIT 99.1

                    PRESS RELEASE OF POCAHONTAS BANCORP, INC.

                                                  FOR IMMEDIATE RELEASE
                                                  Contact:  James A. Edington,
                                                  Executive Vice President
                                                  Dwayne Powell, Chief Financial
                                                  Officer
                                                  (870) 892-4595
                                                  March 2, 1999

         SKIP MARTIN TO RETIRE AS PRESIDENT AND CHIEF EXECUTIVE OFFICER
                           OF POCAHONTAS BANCORP, INC.

     Pocahontas, Arkansas; March 2, 1999 - Pocahontas Bancorp, Inc. (NASDAQ/NMS:
PFSL) today announced the retirement of Skip Martin, President and Chief Executive Officer, effective April 30, 1999. Mr. Martin has served as President and Chief Executive Officer of the Company since its formation and of Pocahontas Federal Savings and Loan Association, the Company's savings association subsidiary, since 1990. He has been a member of the Board of Directors since 1988 and has been employed by the Association in various roles since 1972. Ralph
P. Baltz, Chairman of the Board of the Company, stated "Skip has been a major part of our success as an institution over many years. His leadership will be missed, but we wish him every success in the future." Mr. Martin will continue to serve on the Board of Directors of the Company and the Association.

     The Board of Directors has appointed James A. Edington as Mr. Martin's successor. Mr. Edington is Executive Vice President of the Company and the Association and has served in this role since 1991. Mr. Baltz noted "We are fortunate to have an executive of James' talent and experience to succeed Skip as President and Chief Executive Officer."

     Mr. Martin stated, "Three generations of Martins provided leadership for Pocahontas Federal. My grandfather started in 1936, my father in 1954, and I began in 1972. Each of us has had different challenges, but our ultimate goal has been the same, to make Pocahontas Federal the best and safest financial institution possible without sacrificing customer service. I have enjoyed my years here, but I feel it is time to move on.

     James Edington and I have worked together for many years. He has been as much a part of executive management as I. Since Dwayne Powell's addition to our staff, the three of us have been a close knit team. Our employees have seen many memos sent out from "The Three Blind Mice." I do not believe Pocahontas Federal will miss a beat after our transition from me to James."

     The Company was organized in March 1998 following the "second step" offering of Pocahontas Federal Savings and Loan Association. The Company reported total assets of $400 million at December 31, 1998 and operates 13 full-service branches in its market area consisting of the Arkansas counties of Randolph, Lawrence, Craighead, Sharp, Clay, Monroe and Lonoke.

                                 EXHIBIT 99.2

                  EMPLOYMENT SEPARATION AGREEMENT AND RELEASE

                  EMPLOYMENT SEPARATION AGREEMENT AND RELEASE

    THIS AGREEMENT AND RELEASE, is effective as of the 2nd day of March, 1999 by and between SKIP MARTIN ("Executive") and POCAHONTAS FEDERAL SAVINGS AND LOAN
ASSOCIATION  (  the  "Bank")  and  POCAHONTAS   BANCORP,   INC.  ("Bancorp"  and
collectively with the Bank, "Pocahontas").

     WHEREAS, Executive has served in the position of President and Chief Executive Officer of the Bank since 1990 and of the Bancorp since its organization in 1998; and

     WHEREAS, Executive has elected to retire early and to discontinue Executive's employment with the Bank and Bancorp, and the Bank and Bancorp have consented to Executive's early retirement, on the following terms and conditions, which contain the entire agreement of the parties relating to the termination of Executive's employment, and any prior agreements, including the Employment Agreement entered into by and between Executive and the Bank as of October 1, 1996, ("Employment Agreement"), shall be superceded by this Agreement and Release, unless otherwise provided herein, as of April 30, 1999.

     NOW, THEREFORE, in consideration of the promises and payments stated and other good and valuable consideration, the receipt and adequacy of which is acknowledged by each of the parties, all of whom intend to be legally bound by this Agreement and Release, the parties state and agree as follows:

     1. Executive shall resign from employment with Pocahontas effective April 30, 1999 and shall have no further obligation to perform services as an employee of Pocahontas following said date. Executive shall continue as a director of each of the Bank and Bancorp for the remainder of his term, and such additional terms to which Executive may be elected.

     2. (a) Executive shall be entitled to receive bi-weekly salary payments from Pocahontas, at the rate of salary payment in effect as of the date of this Agreement and Release, through April 30, 1999, paid in accordance with Pocahontas's regular payroll practices, including tax withholdings. All current benefits shall continue until April 30, 1999.

     (b) As of the date of this Agreement and Release, Executive is a participant in the1994 Incentive Stock Option Plan and has 84,176 unexercised incentive stock options under said plan, all of which are vested. Notwithstanding anything to the contrary in said plan or in Executive's option agreement, Executive shall have three (3) years to exercise said options, provided however, that no option exercised more than three months after Executive's termination of employment shall be treated as an incentive stock option.

     (c) As of the date of this Agreement and Release, Executive is a participant in the Pocahontas Bancorp, Inc. Stock Option Plan, approved by shareholders of Bancorp on October 23, 1998. Executive has received an award of 80,000 options under said plan, which award shall vest, pursuant to its terms, in five equal installments commencing on October 23, 1999. The parties hereby agree that the stock options awarded to Executive under said plan shall continue to vest in Executive so long as Executive maintains Continuous Service (as defined in said plan) as a Director of the Bank or Bancorp.

     (d) As of the date of this Agreement and Release Executive is a participant in the Pocahontas Bancorp, Inc. Recognition and Retention Plan, approved by shareholders of Bancorp on October 23, 1998. Executive has received an award of 35,707 shares of restricted stock under said plan, which award shall vest, pursuant to its terms, in five equal installments commencing on January 3, 2000. Executive and Bancorp hereby agree that Executive shall forfeit all shares of restricted stock awarded under said plan, effective as of April 30, 1999.

     (e) Bancorp agrees, at its expense, to place $2.75 million in a rabbi trust for the benefit of Executive. The amount placed in the rabbi trust shall earn interest at the Federal funds rate, as determined each month at the close of business on the first business day of the month, compounded monthly, until distributed. Each year following Executive's termination of employment, Bancorp shall pay from the rabbi trust no less than One Hundred Twenty Thousand Dollars ($120,000) to Executive, until the rabbi trust shall be fully distributed. Such payment shall be made monthly commencing in May, 1999, and payable no later than the fifth day of each month following Executive's termination of employment. Executive may request that Bancorp pay him an additional amount from the rabbi trust in any year, and such additional amount, or portion thereof, may be paid to Executive in the sole discretion of the Board of Directors. Payments to Executive from the rabbi trust shall be subject to applicable federal and state tax withholding. In the event of Executive's death prior to the distribution in full of the rabbi trust, the balance remaining in the rabbi trust at his death shall be distributed to the beneficiary designated by Executive, in writing, in the manner designated by the Executive.

     (f) In the event of a Change in Control (as defined in the Pocahontas Bancorp, Inc. Stock Option Plan) of the Bank or Bancorp, on or before April 30, 2003, Executive shall be entitled to receive an additional payment from Bancorp equal to twenty percent (20%) of the amount then remaining in the rabbi trust ("Change in Control Payment"). Such Change in Control Payment shall be in addition to any payments to which Executive is entitled under said rabbi trust and shall be made on or before the effective time of the Change in Control.

     (g) At the time of this Agreement and Release, Executive is a party to a Restated Supplemental Executive Retirement Agreement between Pocahontas and Executive dated January 1, 1998 ("SERP"). Following Executive's termination of employment, Executive shall be entitled to no further benefits accruals or contributions under said SERP, provided, however, that any contributions previously made to said SERP and transferred to the Executive's grantor trust shall be the sole property of Executive.

     3. (a) The provisions of this Agreement and Release shall satisfy all obligations of Pocahontas to Executive that now exist or hereinbefore existed relating to the employment of Executive by Pocahontas and the termination of the employment of Executive, including without limitation, any rights under Executive's Employment Agreement, provided, however, that Executive's rights to contributions made to Executive's SERP and his right under any tax-qualified plans maintained by Pocahontas shall not be affected hereby.

     (b) In consideration of the provisions of this Agreement and Release, Executive hereby irrevocably and unconditionally, waives and releases Pocahontas, its affiliates and subsidiaries, officers, directors, and executives, from any and all causes of action, debts and claims, known or unknown, which Executive may now have or may have in the future, concerning Executive's employment under the Employment Agreement, or separation from service thereunder, including but not limited to any claims for alleged breach of contract, wrongful discharge, or any rights or claims arising out of title VII of the Civil Rights Act of 1964, as amended, the Age Discrimination in Employment Act ("ADEA"), the Americans with Disabilities Act ("ADA"), or any other federal, state or municipal statute or ordinance relating to discrimination in employment. However, Executive may pursue claims or institute legal action to enforce the provisions of this Agreement and Release. Nothing herein contained shall be construed to require Executive's release of any rights granted to him as a former employee, officer or director of Pocahontas under its Charter and Bylaws or under federal or Delaware law. Executive shall continue to be indemnified by Pocahontas for any actions taken as an employee, officer or director to the fullest extent provided by Pocahontas's Charter and Bylaws and federal or Delaware law.

     4. Executive further covenants that Executive will neither file nor cause nor permit to be filed on Executive's behalf and, as the case may be, waives Executive's right to recover in his own right upon filing, any lawsuits, claims, grievances, complaints, or charges with any Court, State, federal or local agency, concerning or relating to any dispute arising out of the employment relationship, alleged breaches of employment, covenants or contracts, abusive or wrongful and constructive discharge, unlawful employment discrimination, or otherwise relating to Executive's employment or resignation from that employment with Pocahontas.

     5. (a) Executive further states that Executive has carefully read the foregoing, has had sufficient opportunity to review and deliberate the terms of this Agreement and Release with or without counsel of Executive's own choosing, knows and understands its contents, and signs the same as Executive's free and independent act. No inducements, representations, or agreements have been made or relied upon to make this Agreement and Release except as stated in this Agreement and Release.

     (b) Executive has twenty-one (21) days from March 1, 1999 (the date of the initial receipt of these terms) within which to consider accepting and being bound by the terms of this Agreement and Release. Executive understands and acknowledges that this release and waiver of claims is exchanged for the payments described in Paragraph 2. Executive also understands that he may revoke this waiver and release of claims under the ADEA for a period of seven (7) days following the date the Executive signs this Agreement and Release and that the Executive's waiver of the ADEA claims will not become effective until the revocation period has expired. Such date that is seven (7) days after Executive signs this Agreement and Release is referred to as the "Waiting Period Expiration Date."

     6. Section 9 of the Employment Agreement shall remain in effect as to Executive for the one year period from April 30, 1999.

     7. Executive shall continue to preserve the confidences and proprietary information of Pocahontas and its subsidiaries, parent corporations and affiliates, including information that has been disclosed to Executive relating to Pocahontas's business activities, as set forth in Section 10 of the Employment Agreement which Section is incorporated herein by reference.

     8. This Agreement and Release may not be amended or modified except in a writing signed by the party to be charged. This Agreement and Release constitutes the entire understanding of the parties, and all prior discussions and agreements between the parties are merged herein.

     9. Any term or provision of this Agreement and Release which is held to be invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement and Release.

     10. The terms and provisions of, and the obligations under, the Employment Agreement shall be superceded by this Agreement and Release, and shall be of no further force or effect, unless otherwise expressly stated herein.

                     [Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have signed their Agreement and Release.


SKIP MARTIN                                  DATE:

/s/ Skip Martin                              March 2, 1999
__________________________________           ______________________________

POCAHONTAS FEDERAL SAVINGS                   DATE:
AND LOAN ASSOCIATION
By:

/s/ Ralph P. Baltz                           March 2, 1999
__________________________________           ______________________________
Ralph P. Baltz

POCAHONTAS BANCORP, INC.                     DATE:
By:

/s/ Ralph P. Baltz                           March 2, 1999
__________________________________           ______________________________
Ralph P. Baltz


STATE OF ARKANSAS               )
                                  : ss.
COUNTY OF RANDOLPH              )

     On this 2nd day of March, 1999, before me personally came SKIP MARTIN, to me known, and known to me to be the individual described in the foregoing instrument, who, by his free act and deed, signed his name to the foregoing instrument.

                                                    ____________________________
                                                            Notary Public

STATE OF ARKANSAS                 )
                                   : ss.:
COUNTY OF RANDOLPH                )

     On this 2nd day of March, 1999, before me personally came Ralph P. Baltz, to me known, who, being by me duly sworn, did depose and say that he is a director of POCAHONTAS FEDERAL SAVINGS AND LOAN ASSOCIATION, the bank described in and which executed the foregoing instrument; that he knows the seal of said bank; that the seal affixed to said instrument is such seal; that it was so affixed by authority of the Board of Directors of said bank; and that he signed his or her name thereto by like authority.

                                                   _____________________________
                                                           Notary Public

STATE OF ARKANSAS                  )
                                    : ss.:
COUNTY OF RANDOLPH                 )

     On this 2nd day of March, 1999, before me personally came Ralph P. Baltz, to me known, who, being by me duly sworn, did depose and say that he is a director of POCAHONTAS BANCORP ,INC., the corporation described in and which executed the foregoing instrument; that he knows the seal of said bank; that the seal affixed to said instrument is such seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

                                                   _____________________________
                                                          Notary Public